T. Rowe Price Tax-Free Income Fund

Supplement to Summary Prospectus Dated July 1, 2011

On page 3, the “Liquidity risk” paragraph is replaced with the following:

Liquidity risk  This is the risk that the fund may not be able to sell a security in a timely manner at a desired price. The secondary market for certain municipal bonds tends to be less developed and liquid than many other securities markets, which may adversely affect the fund’s  ability to sell such municipal bonds at attractive prices.

The date of this supplement is August 5, 2011.

F45-041-S    8/5/11